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                                                                      EXHIBIT 21

                              BRE PROPERTIES, INC.

                         SUBSIDIARIES OF THE REGISTRANT

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Name                                                       State of Jurisdiction
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
Wholly owned subsidiaries:
  BRE Hacienda del Rio, Inc. .............................      Delaware
  BRE Fountain Plaza, Inc. ...............................      Delaware
  BRE Camino Seco, Inc. ..................................      Delaware
  BRE Colonia del Rio, Inc. ..............................      Delaware
  BRE Springhill, Inc. ...................................      Delaware
  BRE Oracle Village Inc. ................................      Delaware
  BRE Builders, Inc. .....................................      Delaware

Other subsidiaries:
  Pinnacle at Bothell, LLC................................      Delaware
  BRE Pinnacle at Bothell, LLC............................      Delaware
  Pinnacle at Blue Ravine.................................      Delaware
  BRE Pinnacle at Blue Ravine.............................      Delaware
  BRE Property Investors LLC..............................      Delaware
  Cambridge Park LLC......................................      California
  BRE/Alliance Services, Inc .............................      Maryland
  BRE Properties of Colorado, LLC.........................      Delaware
  Pinnacle at Queen Creek, LLC............................      Delaware
  Merdian Apartments, LLC.................................      Delaware
  Pinnacle Galleria, LLC..................................      Delaware
  Stone Creek Communities, LLC............................      Delaware
  CREA/BRE MacArthur, LLC.................................      Deleware

Indirect subsidiaries:
  ITCR Villa Verde Limited Partnership....................      Texas
  Palm Shadows LLC........................................      California
  Riverview LLC...........................................      California
  Vallejo Highlands Associates L.P. ......................      California
  Vallejo Somerset L.P. ..................................      Texas
  Woodlake Holdings LLC...................................      Arizona
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